UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2021

LAKELAND INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-15335	13-3115216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1525 Perimeter Parkway, Suite 325, Huntsville, Alabama 35806
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (256) 350-3873

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	LAKE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Lakeland Industries, Inc. (the “Company”) announced on December 16, 2021, that Allen E. Dillard, Chief Financial Officer (“CFO”) of the Company, has been appointed to the position of Chief Operating and Financial Officer, in which he will serve as the Company’s principal operating officer and principal financial officer. The appointment becomes effective on January 1, 2022. Mr. Dillard, age 61, has served as the Company’s CFO since August 12, 2019. Additional biographical background information regarding Mr. Dillard is provided in the “Information about our Executive Officers” section of the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2021, which information regarding Mr. Dillard is incorporated herein by reference.

In conjunction with Mr. Dillard’s appointment to the position of Chief Operating and Financial Officer and on the recommendation of the Compensation Committee of the Board of Directors (the “Board”) of the Company, the Board approved an increase in Mr. Dillard’s annual base salary from $285,000 to $325,000, and simultaneously approved an increase in the annual base salary of Charles D. Roberson, Chief Executive Officer and President of the Company, from $325,000 to $425,000, in each case effective January 1, 2022.

There are no arrangements or understandings between Mr. Dillard and any other person pursuant to which he has been selected to serve as Chief Operating and Financial Officer, nor is he a participant in any related party transactions required to be reported pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 7.01.	Regulation FD Disclosure.

On December 16, 2021, the Company issued a press release, attached hereto as Exhibit 99.1, announcing the appointment of Mr. Dillard to the position of Chief Operating and Financial Officer.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated December 16, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND INDUSTRIES, INC.

Date: December 16, 2021	By:	/s/ Charles D. Roberson
Charles D. Roberson
Chief Executive Officer, President and Secretary